Exhibit 10.4.1

FIRST AMENDMENT

FIRST AMENDMENT (this “First Amendment”), dated as of January 26, 2005, among PARTNERRE LTD., a company organized under the laws of Bermuda (the “Company”), the Designated Subsidiary Borrowers (as defined in the Credit Agreement referred to below) from time to time party hereto, the undersigned lenders (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the Company, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of June 17, 2004 (as amended, modified or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1. Section 1.13 of the Credit Agreement is hereby amended by deleting the section reference “2.04” appearing in said Section and inserting the section reference “2.06” in lieu thereof.

2. Section 1.14 of the Credit Agreement is hereby amended by (i) deleting the section reference “Section 2.04” appearing in said Section and inserting the section reference “Section 2.06” in lieu thereof and (ii) deleting each reference to the term “Letter of Credit” and “Letters of Credit” appearing in said Section and inserting the text “Several Letter of Credit” and “Several Letters of Credit” respectively in lieu thereof.

3. Section 2 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2 in lieu thereof:

“SECTION 2. Letters of Credit.

2.01. Several Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, each Borrower may request that the Issuing Agent at any time and from time to time on or after the Effective Date and prior to the Final Maturity Date to issue, for the account of such Borrower and in support of, on a standby basis, Letter of Credit Supportable Obligations of such Borrower to any other Person and subject to and upon the terms and conditions herein set forth the Issuing Agent agrees to issue at any time and from time to time on or after the Effective Date and prior to the Final Maturity Date one or more irrevocable standby letters of credit in such form as may be approved by the Issuing Agent (each such letter of credit, a “Several Letter of Credit” and, collectively, the “Several Letters of Credit”).

(b) Each Several Letter of Credit will be issued by the Issuing Agent on behalf of the Lenders and each Lender will participate in each Several Letter of Credit pro rata in accordance with its Percentage. The obligations of each Lender under and in respect of each Several Letter of Credit are several, and the failure by any Lender to perform its obligations hereunder or under any Letter of Credit shall not affect the obligations of the respective Borrower toward any other party hereto nor shall any other such party be liable for the failure by such Lender to perform its obligations hereunder or under any Several Letter of Credit.

(c) Each Several Letter of Credit shall be executed and delivered by the Issuing Agent in the name and on behalf of, and as attorney-in-fact for, each Lender and the Issuing Agent shall act under each Several Letter of Credit, and each Several Letter of Credit shall expressly provide that the Issuing Agent shall act, as the agent of each Lender to (a) receive drafts, other demands for payment and other documents presented by the beneficiary under such Several Letter of Credit, (b) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Letter of Credit and (c) notify such Lender and such Borrower that a valid drawing has been made and the date that the related Several Unpaid Drawing is to be made; provided that the Issuing Agent shall have no obligation or liability for any Several Unpaid Drawing under such Letter of Credit, and each Several Letter of Credit shall expressly so provide. Each Lender hereby irrevocably appoints and designates the Issuing Agent as its attorney-in-fact, acting through any duly authorized officer of the Issuing Agent, to execute and deliver in the name and on behalf of such Lender each Several Letter of Credit to be issued by such Lender hereunder. Promptly upon the request of the Issuing Agent, each Lender will furnish to the Issuing Agent such powers of attorney or other evidence as any beneficiary of any Several Letter of Credit may reasonably request in order to demonstrate that the Issuing Agent has the power to act as attorney-in-fact for such Lender to execute and deliver such Several Letter of Credit.

(d) Each Lender represents and warrants that each Several Letter of Credit constitutes a legal, valid and binding obligation of such Lender enforceable in accordance with its terms, provided that the enforceability thereof is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.

2.02. Fronted Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, each Borrower may request that any Fronting Lender at any time and from time to time on or after the First Amendment Effective Date and prior to the Final Maturity Date issue for its own account a letter of credit for the account of such Borrower and in support of, on a standby basis, Letter of Credit Supportable Obligations of such Borrower to any other Person and subject to and upon the terms and conditions herein set forth, each Fronting Lender agrees to issue at any time and from time to time on or after the Effective Date and prior to the Final Maturity Date one or more irrevocable standby letters of credit in such form as may be approved by such Fronting Lender (each such letter of credit, a “Fronted Letter of Credit” and, collectively, the “Fronted Letters of Credit”).

(b) Immediately upon the issuance by any Fronting Lender of any Fronted Letter of Credit, such Fronting Lender shall be deemed to have sold and transferred to each Lender other than such Fronting Lender (each such Lender, in its capacity as a “participant” under any Fronted Letter of Credit, a “Fronting Participant”), and each such Fronting Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Fronting Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Fronting Participant’s Percentage, in such Fronted Letter of Credit, each drawing made thereunder and the obligations of each Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Percentages of the Lenders pursuant to this Agreement, it is hereby agreed that, with respect to all then outstanding Fronted Letters of Credit and Fronted Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.02 to reflect the new Percentages resulting from such change or changes, as the case may be.

(c) In the event that any Fronting Lender makes any payment under any Fronted Letter of Credit and the respective Borrower shall not have reimbursed such amount in full to such Fronting Lender pursuant to Section 2.05, such Fronting Lender shall promptly notify the Administrative Agent, which shall promptly notify each Fronting Participant, of such failure, and each Fronting Participant shall promptly and unconditionally pay to such Fronting Lender the amount of such Fronting Participant’s Percentage of such unreimbursed payment in U.S. Dollars and in immediately available funds. If, prior to 11:00 A.M. (New York time) on any Business Day, the Administrative Agent so notifies any Fronting Participant required to fund a payment under a Fronted Letter of Credit, such Fronting Participant shall make available to such Fronting Lender in U.S. Dollars and in immediately available funds such Fronting Participant’s Percentage of the amount of such payment on such Business Day (or, if notice is given after 11:00 A.M. (New York time) on any Business Day, on the next Business Day). If and to the extent such Fronting Participant shall not have so made its Percentage of the amount of such payment available to such Fronting Lender, such Fronting Participant agrees to pay to such Fronting Lender, forthwith on demand such amount, together with interest thereon, for each day from such date to but excluding the date such amount is paid to such Fronting Lender at the overnight Federal Funds Effective Rate. The failure of any Fronting Participant to make available to such Fronting Lender its Percentage of any payment under any Fronted Letter of Credit shall not relieve any other Fronting Participant of its obligation hereunder to make available to such Fronting Lender its Percentage of any payment on the date required, as specified above, but no Fronting Participant shall be responsible for the failure of any other Fronting Participant to make available to such Fronting Lender such other Fronting Participant’s Percentage of any such payment.

(d) Whenever any Fronting Lender receives any payment by any Borrower as to which it has also received payments from the Fronting Participants pursuant to clause (c) above, such Fronting Lender shall forward such payment to the

Administrative Agent, which in turn shall distribute to each Fronting Participant which has paid its Percentage thereof, in U.S. Dollars and in immediately available funds, an amount equal to such Fronting Participant’s share (based upon the amount funded by such Fronting Participant to the aggregate amount funded by all Fronting Participants and retained by such Fronting Lender) of the principal amount of such payment and interest thereon accruing after the purchase of the respective participations.

(e) The obligations of the Fronting Participants to make payments to each Fronting Lender with respect to Fronted Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents or any amendment, supplement or modification to any of the foregoing;

(ii) the existence of any claim, setoff, defense or other right which the Fronting Participant or any of its Affiliates may have at any time against a beneficiary named in a Fronted Letter of Credit, any transferee of any Fronted Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Fronting Lender, any Fronting Participant, any Lender, or any other Person, whether in connection with this Agreement, any Fronted Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Borrower or any of its Affiliates and the beneficiary named in any such Fronted Letter of Credit);

(iii) any draft, certificate or any other document presented under any Fronted Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default; or

(vi) any matter or event set forth in subsection 2.05.

(f) Upon the request of any Fronting Participant, each Fronting Lender shall furnish to such Fronting Participant copies of any Fronted Letter of Credit issued by it and such other documentation as may reasonably be requested by such Fronting Participant.

(g) Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 2 shall not be amended, modified or waived in a manner adverse to the rights or obligations of any Fronting Lender without the consent of each Fronting Lender affected thereby.

2.03. Conditions to the Issuance of all Letters of Credit. (a) Notwithstanding anything to the contrary set forth in this Section 2, no LC Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such LC Issuer from issuing such Letter of Credit or any requirement of law applicable to such LC Issuer or any Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such LC Issuer or any Lender shall prohibit, or request that such LC Issuer or any Lenders refrain from, the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such LC Issuer or any Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such LC Issuer is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such LC Issuer as of the Effective Date;

(ii) the conditions precedent set forth in Section 5.02 are not satisfied at that time; or

(iii) such LC Issuer shall have received notice from any Borrower or the Required Lenders prior to the issuance of such Letter of Credit of the type described in clause (v) of Section 2.03(b).

(b) Notwithstanding anything to the contrary set forth in this Section 2:

(i) no Letter of Credit shall be issued the Stated Amount of which, when added to (x) the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, and (y) the aggregate Principal Amount of all Loans then outstanding, would exceed the Total Commitment at such time.

(ii) each Several Letter of Credit may be denominated in any Approved Currency as determined by each such Borrower at the time of issuance and each Fronted Letter of Credit may only be denominated in U.S. Dollars.

(iii) no Fronted Letter of Credit shall be issued at any time if after giving effect thereto the Letter of Credit Outstandings attributable to all Fronted Letters of Credit would exceed $25,000,000;

(iv) each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit’s date of issuance, provided that each such Letter of Credit may by its terms automatically renew annually for one additional year unless the respective LC Issuer notifies the beneficiary thereof, in accordance with the terms of such Letter of Credit, that such Letter of Credit will not be renewed; and

(v) no LC Issuer will issue any Letter of Credit after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as the Issuing Agent shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Lenders.

(c) Subject to and on the terms and conditions set forth herein, each LC Issuer is hereby authorized by each Borrower and the Lenders to arrange for the issuance of any Letter of Credit pursuant to Section 2.01 or 2.02 and the amendment of any Letter of Credit pursuant to Section 2.08 and/or 12.04(b) by:

(i) completing the commencement date and the expiry date of such Letter of Credit;

(ii) (in the case of an amendment increasing or reducing the amount thereof) amending such Letter of Credit in such manner as such LC Issuer and the respective beneficiary may agree;

(iii) in the case of Several Letters of Credit, completing such Several Letter of Credit with the participation of each Lender as allocated pursuant to the terms hereof; and

(iv) in the case of Several Letters of Credit, executing such Several Letter of Credit on behalf of each Lender and following such execution delivering such Several Letter of Credit to the beneficiary of such Letter of Credit.

2.04. Letter of Credit Requests. (a) Whenever a Borrower desires that a Letter of Credit be issued, such Borrower shall give the Administrative Agent and the respective LC Issuer written notice (including by way of facsimile transmission, immediately confirmed in writing by submission of the original of such request by mail to the Issuing Agent) thereof prior to 12:00 Noon (New York time) at least five Business Days (or such shorter period as may be acceptable to the Issuing Agent and the respective LC Issuer) prior to the proposed date of issuance (which shall be a Business Day), which written notice shall be in the form of Exhibit I (each, a “Letter of Credit Request”). Each Letter of Credit Request shall include any other documents as the respective LC Issuer customarily requires in connection therewith.

(b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and it will not violate the requirements of, Section 2.01 or 2.02, as the case may be, and Section 2.03.

(c) Upon its issuance of, or amendment to, any Letter of Credit, the respective LC Issuer shall promptly notify the respective Borrower and the Lenders of such issuance or amendment, which notice shall include a summary description of the Letter of Credit actually issued and any amendments thereto.

2.05. Agreement to Repay Letter of Credit Drawings. (a) Each Borrower agrees to reimburse (x) each Lender, by making payment to the Administrative Agent in immediately available funds, for any payment or disbursement made by such Lender under any Several Letter of Credit (each such amount so paid or disbursed until reimbursed, a “Several Unpaid Drawing”) no later than three Business Days following the date of such payment or disbursement and (y) the respective Fronting Lender directly for any payment or disbursement made by such Fronting Lender under any Fronted Letter of Credit (each such amount so paid or disbursed until reimbursed, a “Fronted Unpaid Drawing”) no later than one Business Day following the date of such payment or disbursement, in each case, with interest on the amount so paid or disbursed by such Lender, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Lender is reimbursed therefor at a rate per annum which shall be the Base Rate plus the Applicable Margin, as in effect from time to time (plus an additional 2% per annum, payable on demand, if not reimbursed by the third Business Day after the date on which the respective Borrower receives notice from the respective LC Issuer of such payment or disbursement).

(b) Each Borrower’s obligation under this Section 2.05 to reimburse each Lender or each LC Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower may have or have had against such Lender or any LC Issuer, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that no Borrower shall be obligated to reimburse any Lender or any LC Issuer for any wrongful payment made by such Lender or any LC Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Lender or such LC Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(c) In determining whether to pay under any Fronted Letter of Credit, no Fronting Lender shall have any obligation relative to any Fronting Participant other than to confirm that any documents required to be delivered under such Fronted Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Fronted Letter of Credit. Any action taken or omitted to be taken by any LC Issuer under or in connection with any Fronted Letter of Credit, if taken or omitted in the absence of such LC Issuer’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision), shall not create for such LC Issuer any resulting liability to any Borrower, any Lender or any of their respective Affiliates.

2.06 Increased Costs. If after the Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, order, guideline or request or any change therein after the Effective Date, or any change adopted or effective after the Effective Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by or participated in by such Lender, or (ii) impose on such Lender any other conditions directly or indirectly affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to such Lender of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Lender hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon written demand to the applicable Borrower by such Lender (with a copy to the Administrative Agent), pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. The preceding sentence shall not apply to increased costs with respect to taxes imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein or with respect to Taxes to the extent that a Lender received additional amounts (or otherwise was indemnified) for such Taxes pursuant to Section 4.04 (or would have received additional amounts pursuant to Section 4.04(a) but for a failure to comply with Section 4.04(b) or Section 4.04(c)). A certificate submitted to the applicable Borrower by such Lender (with a copy to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Lender as aforesaid shall be final and conclusive and binding on the applicable Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish the Borrowers’ obligations to pay additional amounts pursuant to this Section 2.06 upon subsequent receipt of such certificate. The Borrowers shall not be obligated to pay any additional amounts arising pursuant to this Section 2.06 that are attributable to the Excluded Period with respect to such additional amount; provided, that if an applicable law, rule, regulation, guideline or request shall be adopted or made on any date and shall be applicable to the period prior to the date on which such law, rule, regulation, guideline or request is adopted or made, the limitation on each Borrower’s obligations to pay such additional amounts hereunder shall not apply to the additional amounts payable in respect of such period.

2.07. Letter of Credit Expiration Extensions. Each Lender acknowledges that to the extent provided under the terms of any Letter of Credit, the expiration date of such Letter of Credit will be automatically extended for an additional year, without written amendment, unless at least 30 days prior to the expiration date of such Letter of Credit, notice is given by the respective LC Issuer in accordance with the terms of the respective Letter of Credit (a “Notice of Non-Extension”) that the expiration date of such Letter of Credit will not be extended beyond its current expiration date. The respective LC Issuer will give Notices of Non-Extension as to any or all outstanding Letters of Credit if requested to do so by the Required Lenders pursuant to Section 9.01. The respective LC Issuer will give Notices of Non-Extension as to all outstanding Letters of Credit if the Final Maturity Date has occurred. The respective LC Issuer will send a copy of each Notice of Non-Extension to the Company concurrently with delivery thereof to the respective beneficiary, unless prohibited by law from doing so.

2.08. Changes to Stated Amount. At any time when any Letter of Credit is outstanding, at the request of the respective Borrower, the Issuing Agent will enter into an amendment increasing or reducing the Stated Amount of such Letter of Credit, provided that (i) in no event shall the Stated Amount of such Letter of Credit be increased to an amount which, (x) when added to the Letter of Credit Outstandings at such time attributable to all Letters of Credit and the aggregate Principal Amount of all Loans then outstanding, would exceed the Total Commitment, or (y) would cause the Letter of Credit Outstandings attributable to all Fronted Letters of Credit to exceed $25,000,000, (ii) the Stated Amount of a Letter of Credit may not be increased at any time if the conditions precedent set forth in Section 5.02 are not satisfied at such time, and (iii) the Stated Amount of a Letter of Credit may not be increased at any time after the Final Maturity Date.

2.09. Confirming Letters of Credit. Notwithstanding anything contained herein, to the extent a Letter of Credit has been requested by a Borrower subject to and upon the terms and conditions set forth herein, and the Borrower has requested that the Issuing Agent have such Letter of Credit confirmed by a confirming bank, each Lender hereby makes, constitutes, and appoints the Issuing Agent its true and lawful attorney-in-fact, in its name, place and stead, giving the Issuing Agent the full power to request, on behalf of each Lender, a confirmation by such confirming bank relating to such Letter of Credit and to take any other action with respect to the confirmation of such Letter of Credit as the Issuing Agent deems necessary; provided that the Issuing Agent shall have no liability for any reimbursement or other obligations to any confirming bank. Promptly upon request of the Issuing Agent, each Lender will furnish to the Issuing Agent such powers of attorney or other evidence as any confirming bank may reasonably request in order to demonstrate that the Issuing Agent has the power to act as attorney-in-fact for such Lender to have such Letter of Credit confirmed by such confirming bank.

2.10 Existing Letters of Credit. (a) Each Letter of Credit outstanding as of the Effective Date is listed on Annex VI hereto (each such Letter of Credit an “Existing Letter of Credit”). Each Existing Letter of Credit shall constitute a “Several Letter of Credit” for all purposes of this Agreement and each Existing Letter of Credit shall be deemed issued for the purposes of this Agreement on the Effective Date. As soon as possible following the Effective Date, each Existing Letter of Credit shall be amended to replace each Lender on such Existing Letter of Credit (each such Lender an “Existing Lender”) with each Lender party to this Agreement at the time of such amendment in accordance with each such Lender’s Percentage. Until an Existing Letter of Credit has been amended in accordance with this Section 2.10, each Existing Lender shall be deemed to have sold and transferred to each Lender, and each such Lender (each, a “Participant”) shall be deemed irrevocably and unconditionally to have purchased and received from such Existing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant’s Percentage, in such Existing Letter of Credit, each substitute Existing Letter of Credit, each drawing made thereunder, the obligations of any Borrower under this Agreement with respect thereto and any security therefore or guaranty pertaining thereto. Upon any change in the Commitments of the Lenders pursuant to Section 1.14 or 12.04(b), it is hereby agreed that, with respect to all outstanding Existing Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.10 to reflect the new Percentages of the assigning and assignee Lender.

(b) In determining whether to pay under any Existing Letter of Credit, no Existing Lender shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Existing Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Existing Letter of Credit, which obligation, it is understood, is being performed by the Issuing Agent, and upon whom each Existing Lenders shall be entitled to rely. Any action taken or omitted to be taken by any Existing Lender under or in connection with any Existing Letter of Credit issued by it shall not create for such Existing Lender any resulting liability to any Borrower, any Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(c) In the event that any Existing Lender makes any payment under any Existing Letter of Credit issued by it and the respective Borrower shall not have reimbursed such amount in full to each Existing Lender pursuant to Section 2.03(a), such Existing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each such Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Existing Lender, the amount of such Participant’s Percentage of such payment in U.S. Dollars and in same day funds. If the Administrative Agent so notifies any Participant required to fund a payment under an Existing Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Existing Lender such Participant’s Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Participant shall make such payment on the immediately following Business Day). If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Existing Lender, such Participant agrees to pay to the Administrative Agent for the account of such Existing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Existing Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Revolving Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Administrative Agent for the account of the respective Existing Lender its Percentage of any payment under any Existing Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Existing Lender its applicable Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Existing Lender such other Participant’s Percentage of any such payment.

(d) Whenever any Existing Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Existing Lender any payments from the Participants pursuant to clause (c) above, such Existing Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Percentage thereof, in the respective Approved Currency and in same day funds, an amount equal to such Participant’s Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

(e) The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Existing Lender with respect to Existing Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii) the existence of any claim, set-off, defense or other right which the Company or any of its Subsidiaries may have at any time against a beneficiary named in an Existing Letter of Credit, any transferee of any Existing Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Existing Lender, or other Person, whether in connection with this Agreement, any Existing Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company or any of its Subsidiaries and the beneficiary named in any such Existing Letter of Credit);

(iii) any draft, certificate or other document presented under the Existing Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default.”

4. Section 3.01 of the Credit Agreement is hereby amended by (i) redesignating clause (f) as clause (g) and (ii) after giving effect to the amendment made in clause (i), by inserting the following new clause (f):

“(f) Each Borrower agrees to pay directly to the respective Fronting Lender, for its own account, a facing fee in respect of each Fronted Letter of Credit issued by it hereunder (the “Facing Fee”), in each case, at the rates separately agreed upon by the Company and such Fronting Lender.”

5. Section 5.02 of the Credit Agreement is hereby amended by (i) deleting the text “the Issuing Agent” in the first sentence of said Section and inserting the text “each LC Issuer” in lieu thereof and (ii) deleting the section reference “Section 2.02” appearing in said Section and inserting the section reference “Section 2.04” in lieu thereof.

6. Section 10 of the Credit Agreement is hereby amended by deleting the definitions of “Letter of Credit”, “Letter of Credit Request” and “Unpaid Drawings” contained in said Section in their entirety and inserting the following new definitions in lieu thereof:

“First Amendment” shall mean the First Amendment to this Agreement, dated, January 26, 2005.

“First Amendment Effective Date” shall have the meaning provided in Section B.5 of the First Amendment.

“Letter of Credit” shall mean each Fronted Letter of Credit and each Several Letter of Credit.

“Letter of Credit Request” shall have the meaning provided in Section 2.04(a).

“Unpaid Drawings” shall mean the Several Unpaid Drawings and the Fronted Unpaid Drawings.

7. Section 10 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

“Facing Fee” shall have the meaning provided in Section 3.01(c).

“Fronted Letter of Credit” shall have the meaning provided in Section 2.02(a).

“Fronted Unpaid Drawing” shall have the meaning provided in Section 2.05.

“Fronting Lender” shall mean JPMorgan Chase Bank, N.A. and any other Lender reasonably acceptable to the Administrative Agent (or their respective Affiliates) which is requested by the Company and which agrees in its sole discretion in writing, to issue Fronted Letters of Credit hereunder pursuant to Section 2.02; provided that no Fronting Lender shall be required to issue more than an aggregate Stated Amount of all Fronted Letters of Credit issued by such Fronting Lender as has been separately agreed upon by such Fronting Lender and the Company in writing.

“Fronting Participant” shall have the meaning provided in Section 2.02(b)

“LC Issuer” shall mean each of the Issuing Agent and each Fronting Lender.

“Several Letter of Credit” shall have the meaning provided in Section 2.01(a).

“Several Unpaid Drawing” shall have the meaning provided in Section 2.05.

8. Section 10 of the Credit Agreement is hereby amended by deleting each section reference “Section 2.04” in the definition of “Excluded Period” and inserting the section reference “Section 2.06” in lieu thereof.

9. Section 10 of the Credit Agreement is further amended by deleting the section reference “Section 2.09” appearing in the definition of “Existing Lender” and inserting the section reference “Section 2.10” in lieu thereof.

10. Section 10 of the Credit Agreement is further amended by deleting the section reference “Section 2.09” appearing in the definition of “Existing Letter of Credit” and inserting the section reference “Section 2.10” in lieu thereof.

11. Section 10 of the Credit Agreement is further amended by deleting the text “the Issuing Agent” appearing in the definition of “Guaranteed Creditors” and inserting the text “each LC Issuer” in lieu therof.

12. Section 10 of the Credit Agreement is further amended by deleting the text “the Issuing Agent” appearing in the definition of “Guaranteed Obligations” and inserting the text “each LC Issuer” in lieu therof.

13. Section 10 of the Credit Agreement is further amended by deleting the section reference “Section 2.05” appearing in the definition of “Notice of Non-Extension” and inserting the section reference “Section 2.07” in lieu thereof.

14. Section 10 of the Credit Agreement is further amended by deleting the section reference “Section 2.09” appearing in the definition of “Participant” and inserting the section reference “Section 2.10” in lieu thereof.

15. Section 12.01 of the Credit Agreement is hereby amended by (i) deleting each instance of the text “the Issuing Agent” appearing in the first sentence of said Section and inserting the text “each LC Issuer” in lieu thereof and (ii) deleting the reference to the term “Issuing Agent” in the second sentence of said Section and inserting the text “each LC Issuer” in lieu thereof.

16. Section 12.04(b) of the Credit Agreement is hereby amended by deleting each reference to the term “Letter of Credit” and “Letters of Credit” appearing in said Section and inserting the text “Several Letter of Credit” and “Several Letters of Credit” respectively in lieu thereof.

B.	Miscellaneous Provisions

1. In order to induce the Lenders to enter into this First Amendment, the Company hereby represents and warrants to each Lender that (i) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below), both before and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this First Amendment.

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance, consent or waiver of any other provision of the Credit Agreement.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date upon which the following conditions are satisfied (the “First Amendment Effective Date”):

(a) the Company, each Designated Subsidiary Borrower, the Issuing Agent and the Consenting Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent

(b) the Company shall have paid to the Administrative Agent and to the Lenders all accrued and unpaid interest, costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and/or the Lenders to the extent then due; and

(c) the Company shall have executed and delivered to JPMorgan a fee letter, dated the date hereof, in form and substance satisfactory to the JPMorgan covering its fees in connection with its role as a Fronting Lender (as defined in the Credit Agreement after giving effect to this Amendment) and such other matters contemplated thereby.

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each other Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

******

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

PARTNERRE LTD. as a Borrower

By:
Name:
Title:

PARTNERRE SA as a Designated Subsidiary Borrower

By:
Name:
Title:

PARTNER REINSURANCE COMPANY LTD. as a Designated Subsidiary Borrower

By:
Name:
Title:

PARTNER REINSURANCE COMPANY OF THE US as a Designated Subsidiary Borrower

By:
Name:
Title:

PARTNERRE INSURANCE COMPANY OF NEW YORK as a Designated Subsidiary Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE PARTNERRE CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., Individually, as Administrative Agent and Issuing Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE PARTNERRE CREDIT AGREEMENT]

[EACH OTHER LENDER]

By:
Name:
Title:

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE PARTNERRE CREDIT AGREEMENT]